THE LIPPER FUNDS(SM)

                                             Lipper Prime Europe Equity Fund(SM)

Prospectus Supplement
December 1, 2001

The section of the Fund's Prospectus dated April 30, 2001 entitled "MANAGEMENT-- Executive Officers, Members of the Investment Committee and Portfolio Manager" is amended as follows:

Effective November 30, 2001, Mr. Paolo Vassalli resigned his position with the Adviser. Accordingly, effective December 1, 2001, Mr. Guido Guzzetti has assumed the role of Portfolio Manager and Chief Investment Officer and is responsible for the day-to-day management of the Fund's portfolio.